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                                 (EXHIBIT 10.15)

                               SIXTH AMENDMENT TO
                                 LOAN AGREEMENT


     This Sixth Amendment to Loan Agreement (this "Sixth Amendment"), dated as of December 31, 1993, is entered into among Justin Industries, Inc., a Texas corporation ("Borrower"), each Subsidiary which is a party hereto, the banks listed on the signature pages hereof (singly, a "Lender," and collectively "Lenders") and NationsBank of Texas, N.A. (formerly known as NCNB Texas National
Bank), as Administrative Lender ("Administrative Lender").

                                   BACKGROUND

     A. Borrower, certain banks and Administrative Lender have entered into that certain Loan Agreement dated as of May 15, 1989, as amended by that certain First Amendment to Loan Agreement, dated as of February 12, 1990, that certain Second Amendment to Loan Agreement, dated as of August 31, 1990, that certain Third Amendment to Loan Agreement, dated as of December 3, 1990, that certain Fourth Amendment to Loan Agreement, dated as of June 1, 1991, that certain Fourth Amendment to Loan Agreement, dated as of December 31, 1991, and that certain Fifth Amendment to Loan Agreement, dated as of May 1, 1992 (said Loan Agreement, as amended, the "Loan Agreement"; capitalized terms used herein shall have the meaning given to them in the Loan Agreement).

     B. Borrower has or will have no later than January 3, 1994 (i) merged two direct Subsidiaries with and into another direct Subsidiary, (ii) formed four new corporations through cash contributions which corporations have become direct Subsidiaries, (iii) caused certain direct Subsidiaries to form three limited partnerships through asset contributions, which limited partnerships have become indirect Subsidiaries and (iv) merged one indirect Subsidiary with and in to one other indirect Subsidiary, (collectively, the "Restructure"). Borrower has requested that Lenders amend the Loan Agreement to reflect the Restructure.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, each Subsidiary, Lenders and Administrative Lender covenant and agree as follows:

                                    AGREEMENT

     1.   Amendments.

          a. The definition of "Guaranty" set forth in Article I of the Loan Agreement is hereby amended to read as follows:

               "'Guaranty' shall mean the guaranty or guaranties by certain Subsidiaries substantially in the form of Exhibit "A" hereto, duly completed, as amended, modified, supplemented or restated from time to time."

          b. The definition of "Special Counsel" set forth in Article I of the Loan Agreement is amended by deleting the name "Donohoe, Jameson & Kolb, L.L.P." and substituting, in lieu thereof, the name "Donohoe, Jameson & Carroll, P.C."

          c. The definition of "Subsidiaries" set forth in Article I of the Loan Agreement is hereby amended to read as follows:

               "'Subsidiary' shall mean (i) any corporation at least a majority of whose securities having voting power for the election of directors (other than securities having such power only by reason of a happening of a contingency) are at the time owned by the Borrower, directly or through one or more intermediaries, and (ii) any partnership or other entity (A) at least a majority of the outstanding equity interest of which is owned by the Borrower, directly or through one or more intermediaries, or (B) which is otherwise Controlled or capable of being Controlled by the Borrower, directly or through one or more intermediaries."

          d. Section 3.1(b) of the Loan Agreement is hereby amended to read as follows:

               "(b) Maintenance of Existence. Cause to be done all things necessary to preserve and keep in full the corporate or partnership existence, as appropriate, of Borrower and each Subsidiary."

          e. Section 5.1 of the Loan Agreement is hereby amended to read as follows:

               "5.1 Organization and Qualification. Each Company (a) is a corporation or partnership, as appropriate, duly organized, validly existing, and in good standing under the Laws of its jurisdiction of incorporation or organization, as appropriate; (b) is duly licensed and in good standing as a foreign corporation or foreign partnership, as appropriate, in each jurisdiction in which the nature of the business transacted or the property owned is such as to require licensing as such; and (c) possesses all requisite authority and power to execute, deliver and comply with the terms of the Loan Papers to be executed by it, all of which have been duly authorized and approved by all necessary corporate action or partnership action, as appropriate, and for which no approval or consent of any Tribunal is required. Borrower has no Subsidiaries except as set forth on Exhibit "D" hereto, all of which are wholly-owned, except as set forth therein. The consolidated assets of the Subsidiaries which have not executed the Guaranty do not comprise more than 3% of the assets of Borrower and its Subsidiaries, on a consolidated basis."

          f. Existing Exhibit D to the Loan Agreement is deleted and a new Exhibit D, in the form of Annex A hereto, is substituted in lieu thereof.

     2. Waiver. Subject to the terms and conditions set forth in this Sixth Amendment, Lenders hereby waive any Default or Event of Default with respect to Sections 3.1(b), 4.8, 4.9, 4.10, and 5.1 of the Loan Agreement that has or may have occurred or that will occur as a result of the Restructure. The waiver provided herein is limited to (i) the Restructure, (ii) the specific Sections of the Loan Agreement referred to in the immediately preceding sentence, and
(iii) with respect to Section 4.10, to no more than $1,000 in the aggregate being invested in Subsidiaries that do not execute a Guaranty.

     3. Representations and Warranties. Borrower represents and warrants to Administrative Lender and each Lender that, as of the date hereof and after giving effect to the amendments provided in Section 1 and the waiver provided in
Section 2:

          a. the representations and warranties contained in the Loan Agreement and each of the other Loan Papers are true and correct in all material respects on and as of the date hereof as though made on and as of such date;

          b. no event has occurred and is continuing which constitutes a Default or an Event of Default;

          c. Borrower has full power and authority to execute and deliver this Sixth Amendment, and this Sixth Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with their terms, except as enforceability may be limited by Debtor Relief Laws and except as rights to indemnity may be limited by federal or state securities laws;

          d. each Subsidiary executing a Guaranty has full power and authority to execute and deliver the Guaranty, and the Guaranty constitutes the legal, valid and binding obligation of each Subsidiary enforceable in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and except as rights to indemnity may be limited by federal or state securities laws; and

          e. no authorization, approval, consent or other action by, notice to, or filing with, any Tribunal or other Person (other than the Board of Directors of Borrower and each Subsidiary which is a party hereto), is required for the (i) execution, delivery or performance by Borrower of this Sixth Amendment or (ii) the execution, delivery or performance by each Subsidiary which is a party hereto of this Sixth Amendment and the Guaranty;

          f.   as part of the Restructure:

               Tradewinds Technologies, Inc., a Delaware corporation and wholly-owned Subsidiary of the Borrower ("TTI"), has been merged with and into Justin Management Company, a Delaware corporation and wholly-owned Subsidiary of the Borrower ("JMC"), and all of the assets and liabilities of TTI will be assumed by JMC as of January 1, 1994.

               Northland Publishing Co., Inc., an Arizona corporation and wholly-owned Subsidiary of the Borrower ("NPC"), has been merged with and into JMC, and all of the assets and liabilities of NPC will be assumed by JMC as of January 1, 1994.

               El Paso Leather Components, Inc., a Texas corporation ("EPLC") and wholly-owned Subsidiary of Footwear Management Company, a Delaware corporation and wholly-owned Subsidiary of the Borrower ("FMC"), has been merged with and into FMC, and all of the assets and liabilities of EPLC have been assumed by FMC.

               JI Company, a Delaware corporation and wholly-owned Subsidiary of the Borrower ("JIC"), was organized as a result of a capital contribution from the Borrower.

               Footwear Investment Company, a Delaware corporation and wholly-owned Subsidiary of the Borrower ("FIC"), was organized as a result of a capital contribution from the Borrower.

               Brick Investment Company, a Delaware corporation and wholly-owned Subsidiary of the Borrower ("BIC") was organized as a result of a capital contribution from the Borrower.

               Justin FSC, Inc., a Barbados corporation and wholly-owned Subsidiary of the Borrower, will be organized as of January 3, 1994 as a result of a capital contribution from the Borrower.

               Justin Management Company, L.P., a Delaware limited partnership and Subsidiary of JMC will be organized as of January 1, 1994 as a result of asset contributions from JMC, its 1% general partner, and JIC, its 99% limited partner.

               Acme Royalty Company, L.P., a Delaware limited partnership and Subsidiary of BIC, was organized as a result of asset contributions from BIC, its 1% general partner, and Acme Royalty Company, a Delaware corporation and wholly-owned Subsidiary of the Borrower, its 99% limited partner.

               Boot Royalty Company, L.P., a Delaware limited partnership and Subsidiary of FIC, was organized as a result of asset contributions from FIC, its 1% general partner, and Boot Royalty Company, a Delaware corporation and wholly-owned Subsidiary of the Borrower, its 99% limited partner.

          Neither Borrower nor any Subsidiary (other than as noted in this Section 3.f.) was subject to any change in capital structure or jurisdiction of ownership, and no Subsidiary (other than as noted in this Section 3.f.) was subject to any change of ownership of any of its capital stock.

          g. Annex A correctly describes the name and jurisdiction of incorporation or organization of each Subsidiary, the name and jurisdiction of incorporation or organization of the shareholder or owner of all authorized, issued and outstanding capital stock or partnership interests of such Subsidiary and the amount or percentage interest and type of capital stock or partnership interests owned. No Company owns any capital stock, partnership interest or other equity or debt instrument convertible into an equity security of any Person except as described on Annex A.

     4. Representations and Warranties of Each Subsidiary. Each Subsidiary which is a party hereto represents and warrants to Administrative Lender and each Lender that, as of the date hereof and after giving effect to the amendments provided in Section 1 and the waiver provided in Section 2:

          a. the representations and warranties contained in each Loan Paper to which such Subsidiary is a party are true and correct in all material respects on and as of the date hereof as though made on and as of such date;

          b. no event has occurred and is continuing which constitutes a Default or an Event of Default;

          c. such Subsidiary has full power and authority to execute and deliver this Sixth Amendment and the Guaranty, and this Sixth Amendment and the Guaranty constitute the legal, valid and binding obligation of such Subsidiary enforceable in accordance with their respective terms, except as enforceability may be limited by Debtor Relief Laws and except as rights to indemnity may be limited by federal or state securities laws; and

          d. no authorization, approval, consent or other action by, notice to, or filing with, any Tribunal or other Person (other than the Board of Directors of such Subsidiary, or if such Subsidiary is a limited partnership, the Board of Directors of the general partner of such Subsidiary), is required for the execution, delivery or performance of such Subsidiary of this Sixth Amendment and the Guaranty.

     5. Conditions of Effectiveness. Sections 1 and 2 shall be effective as of December 31, 1993 ("Effective Date"), subject to the following:

          a. Lenders shall have each executed a counterpart of this Sixth Amendment;

          b. Administrative Lender shall have received counterparts of this Sixth Amendment executed by Borrower and each Subsidiary which is a party hereto;

          c. Administrative Lender shall have received counterparts of the Guaranty executed by each Subsidiary which is a party thereto;

          d. Administrative Lender shall have received certified corporate resolutions of the Board of Directors of Borrower and each Subsidiary (or, with respect to Subsidiaries which are limited partnerships, the Board of Directors of the general partner of such Subsidiary) authorizing and approving the execution and delivery of this Sixth Amendment and the Guaranty and each other agreement required by Lenders, as appropriate;

          e. Administrative Lender shall have received the opinion of Messrs. Kelly, Hart and Hallman in a form satisfactory to Administrative Lender and Special Counsel;

          f. Administrative Lender shall have received a certificate of the Secretary of Borrower certifying (i) as to the names, offices and signatures of officers of Borrower authorized to execute this Sixth Amendment, (ii) that the Articles of Incorporation and the bylaws of Borrower have not been amended since December 3, 1990, other than as therein disclosed, (iii) the resolutions of the Board of Directors of Borrower authorizing the transactions related to this Sixth Amendment and
     (iv) such other matters as Administrative Lender may request;

          g. Administrative Lender shall have received a certificate of the Secretary of each Subsidiary incorporated prior to December 31, 1991 certifying (i) as to the names, offices and signatures of officers of such Subsidiary authorized to execute this Sixth Amendment, (ii) that the Articles of Incorporation and the bylaws of such Subsidiary have not been amended December 31, 1991, other than as therein disclosed, (iii) the resolutions of the Board of Directors of such Subsidiary authorizing the transactions related to this Sixth Amendment, and (iv) such other matters as Administrative Lender may request;

          h. Administrative Lender shall have received a certificate of the Secretary of each Subsidiary incorporated or organized on or after December 31, 1991 certifying (i) as to the names, offices and signatures of officers of such Subsidiary authorized to execute this Sixth Amendment,
     (ii) the complete Articles of Incorporation or Articles of Limited Partnership and the bylaws or limited partnership agreement of such Subsidiary, (iii) the resolutions of the Board of Directors of such Subsidiary (or the general partner of such Subsidiary if such Subsidiary is a limited partnership) authorizing the transactions related to this Sixth Amendment, and (iv) such other matters as Administrative Lender may request;

          i. Administrative Lender shall have received an original certificate of the appropriate officer of the jurisdiction of incorporation or organization of each Company certifying as to the good standing of such Company as at the date of execution hereof;

          j. Administrative Lender shall have received an original certificate and/or articles of merger, as appropriate, of the appropriate officer of the jurisdiction of the incorporation of those former Subsidiaries which were merged;

          k. Borrower shall have received a certificate of an authorized officer of Administrative Lender acknowledging satisfaction of all of the foregoing conditions; and

          l. Administrative Lender shall have received, in form and substance satisfactory to Administrative Lender and Special Counsel, such other documents, certificates, and instruments as Administrative Lender shall require.

     6.   Reference to the Loan Agreement.

     6.1. Upon the effectiveness of this Sixth Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Loan Agreement, as affected and amended hereby.

     6.2. The Loan Agreement, as amended by the amendment and waiver referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     6.3. THE LOAN AGREEMENT, AS AMENDED BY THE AMENDMENTS REFERRED TO ABOVE, TOGETHER WITH EACH OTHER LOAN PAPER, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND THEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES REGARDING THE SUBJECT MATTER HEREIN.

     7. Costs, Expenses and Taxes. Borrower agrees to pay within five days after demand all costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Sixth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Administrative Lender with respect thereto and with respect to advising Administrative Lender as to its rights and responsibilities under the Loan Agreement, as hereby amended).

     8. Execution in Counterparts. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     9. Governing Law; Binding Effect. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and be binding upon Borrower and Lenders and their respective successors and assigns.

     10. Headings. Section headings in this Sixth Amendment are included herein for convenience of reference only and shall not constitute part of this Sixth Amendment for any other purpose.


          REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the date first above written.


                                        NATIONSBANK OF TEXAS, N.A. (formerly
                                   known as NCNB Texas National Bank), as a Lender and as Administrative Lender



                                        By: /S/ Vincent Liberio
                                        Senior Vice President, Vincent Liberio
                                        (Print Title      (Print Name)


                                        BANK ONE, TEXAS, N.A. (Successor to Team
                                   Bank, successor to Team Bank, N.A., formerly known as Texas American Bridge Bank, N.A., assignee of the Federal Deposit Insurance Corporation, as receiver for Texas American Bank/Fort Worth, N.A.)


                                        By: /S/ J. Michael Wilson_
                                        Vice President, J. Michael Wilson
                                        (Print Title)   (Print Name)


                                        CITIBANK, N.A.


                                        By: /S/ Carolyn R. Bodmer
                                        Vice President, Carolyn R. Bodmer
                                        (Print Title)   (Print Name)


                                        THE BANK OF NEW YORK


                                        By: /S/ Julie E. Brennan
                                        Vice President, Julie E. Brennan
                                        (Print Title)   (Print Name)


                                        TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION (Successor by merger to
                                        Texas Commerce Bank-Fort Worth, N.A.)


                                        By: /S/ Loren K. Jensen
                                        Senior Vice President, Loren K. Jensen
                                        (Print Title)          (Print Name)


                                        JUSTIN INDUSTRIES, INC., a
                                        Texas corporation

                                        FEATHERLITE BUILDING PRODUCTS
                                        CORPORATION,
                                        a Delaware corporation

                                        FEATHERLITE PRECAST
                                        CORPORATION, a Texas corporation

                                        JUSTIN MANAGEMENT COMPANY, a Delaware
                                        corporation

                                        ACME BRICK COMPANY, a Delaware
                                        corporation

                                        ALPHA CARGO MOTOR EXPRESS, INC., a Texas corporation

                                        FOOTWEAR MANAGEMENT COMPANY, a Delaware
                                        corporation

                                        JUSTIN BELT COMPANY, a Texas corporation

                                        H. J. JUSTIN & SONS, INC., a Texas
                                        corporation

                                        KINGSTIP, INC., a Delaware corporation

                                        FOOTWEAR INVESTMENT COMPANY
                                        a Delaware corporation

                                        BRICK INVESTMENT COMPANY, a
                                        Delaware corporation


                                        By: Richard J. Savitz
                                        Richard J. Savitz
                                        Vice President - Finance of All

                                        JUSTIN MANAGEMENT COMPANY,
                                        L.P., a Delaware limited partnership

                                        By:JUSTIN MANAGEMENT
                                        COMPANY, General Partner


                                        By: Richard J. Savitz
                                        Richard J. Savitz
                                        Vice President - Finance

                                        ACME ROYALTY COMPANY, L.P., a
                                        Delaware limited partnership

                                        By:BRICK INVESTMENT COMPANY,
                                        General Partner


                                        By: Richard J. Savitz
                                        Richard J. Savitz
                                        Vice President - Finance


                                        BOOT ROYALTY COMPANY, L.P., a
                                        Delaware limited partnership

                                        By:  FOOTWEAR INVESTMENT
                                        COMPANY, General Partner



                                        By: Richard J. Savitz
                                        Richard J. Savitz
                                        Vice President - Finance


                                        ACME ROYALTY COMPANY, a Delaware
                                        corporation

                                        BOOT ROYALTY COMPANY, a Delaware
                                        corporation

                                        J I COMPANY, a Delaware corporation



                                        By: James Green
                                        James Green, President of all




                                     ANNEX A


                                   EXHIBIT "D"

                                                      % of Stock
                                                          or
                                                      Partnership
                                                       Interest
                                      Jurisdiction     Owned by
                                           of          Borrower
                                      Incorporation   or a Direct     Direct
                                           or            Parent       Parent
   Subsidiary Name      Entity Type   Organization     or Partner   or Partner
   ---------------      -----------   ------------     ----------   ----------

Acme Royalty Company    Corporation     Delaware         100%        Borrower

Justin Management       Corporation     Delaware         100%        Borrower
  Company

Acme Brick Company      Corporation     Delaware         100%        Borrower

Alpha Cargo Motor       Corporation     Delaware         100%       Acme Brick
  Express, Inc.                                                      Company

Boot Royalty Company    Corporation     Delaware         100%        Borrower

Footwear Management     Corporation     Delaware         100%          Boot
  Company                                                            Royalty
                                                                     Company

Justin Belt             Corporation       Texas          100%        Footwear
   Company, Inc.                                                    Management
                                                                     Company

H. J. Justin &          Corporation       Texas          100%        Footwear
  Sons, Inc.                                                        Management
                                                                     Company

Featherlite Precast     Corporation       Texas          100%        Borrower
  Corporation

Featherlite Building    Corporation     Delaware         100%        Borrower
  Products
  Corporation

Kingstip, Inc.          Corporation     Delaware         100%        Borrower

J I Company             Corporation     Delaware         100%        Borrower

Brick Investment        Corporation     Delaware         100%        Borrower
  Company

Footwear Investment     Corporation     Delaware         100%        Borrower
  Company

Justin Management         Limited       Delaware      1% General      Justin
  Company, L.P.         Partnership                    Partner      Management
                                                                     Company

                                                     99% Limited   J I Company
                                                       Partner

Acme Royalty              Limited       Delaware      1% General      Brick
  Company, L.P.         Partnership                    Partner      Investment
                                                                     Company

                                                     99% Limited       Acme
                                                       Partner       Royalty
                                                                     Company

Boot Royalty              Limited       Delaware      1% General     Footwear
  Company, L.P.         Partnership                    Partner      Investment
                                                                     Company

                                                     99% Limited   Boot Royalty
                                                       Partner       Company